Exhibit 10.2

FIRST AMENDMENT TO INDEMNITY AGREEMENT

FIRST AMENDMENT TO INDEMNITY AGREEMENT (“Amendment”), dated this 27th day of March, 2000, between First Union Real Estate Equity and Mortgage Investments, an Ohio business trust having its principal place of business at 55 Public Square, Suite 1900, Cleveland, OH 44113 (“First Union”), and Imperial Parking Corporation, a Delaware corporation having its principal place of business at 601 West Cordova Street, Suite 300, Vancouver, BC Canada V6B 1G1 (“Impark”).

WHEREAS, First Union and Impark are parties to a certain Indemnity Agreement dated March 27, 2000 (the “Indemnity Agreement”);

WHEREAS, both First Union and Impark desire to amend the Indemnity Agreement as set out herein;

NOW THEREFORE, pursuant to paragraph 4.9 of the Indemnity Agreement, the parties hereto agree to delete paragraph 2.1(a) of the Indemnity Agreement in its entirety and replace it as follows:

          “2.1(a) the Oracle Litigation;”

All other terms and conditions of the Indemnity Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

FIRST UNION REAL ESTATE EQUITY & MORTGAGE INVESTMENTS

By: /s/

Name: BRENDA J. MIXSON Title: CHIEF FINANCIAL OFFICER IMPERIAL PARKING CORPORATION By: /s/

Name: BRUCE NEWSOME

Title: SENIOR VICE-PRESIDENT, C.E.O.